Leases	12 Months Ended
Dec. 31, 2024
Disclosure Leases Abstract
Leases

18.	Leases

When entering into a contract, the Company assesses whether the contracts signed are (or contain) a lease. An agreement is (or contains) a lease if it transmits the right to control the use of an identified asset for a period of time in exchange for consideration.

Leases whose the Company is a lessee are capitalized at the lease's commencement at the lower of the fair value of the leased asset (right-of-use) and the present value of payments provided for in contract, and lease liability as a counterparty. Interest related to the leases is taken to income as financial costs over the term of the contract.

Leases in which the Company, as a lessor, transfers substantially all the risks and rewards of ownership to the other party (lessee) are classified as finance leases. These lease values are transferred from the intangible assets of the Company and are recognized as a lease receivable at the lower of the fair value of the leased item and/or the present value of the receipts provided for in the agreement. Interest related to the lease is taken to the statement of income as financial revenue over the contractual term.

Asset leases are financial assets or liabilities classified and/or measured at amortized cost.

Assets

	2024	2023
LT Amazonas(i)	174,014	177,569
Sublease “resale stores” – IFRS 16 (ii)	66,373	58,772
	240,387	236,341

Current portion	(33,717)	(29,886)
Non-current portion	206,670	206,455

The table below presents the schedule of cash receipts for the agreement currently in force, representing the estimated receipts (nominal values) in the signed agreements. These balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value.

	LT Amazonas	Sublease “resale stores” – IFRS 16	Total
Nominal values	279,107	81,540	360,647
2025	32,581	27,854	60,435
2026	32,249	21,798	54,047
2027	32,249	15,582	47,831
2028	32,249	11,405	43,654
2029	32,249	4,758	37,007
>2030	117,530	143	117,673
Present value	174,014	66,373	240,387

(i) LT Amazonas

As a result of the contract signed with LT Amazonas in 2013, the Company signed network infrastructure sharing agreements with Telefónica Brasil S.A. In these agreements, the company and Telefónica Brasil S.A. share investments made in the Northern Region of Brazil. The company has monthly amounts receivable from Telefónica Brasil S.A. for a period of 20 years, adjusted annually by the IPC-A. The discount rate used to calculate the present value of the installments due is 12.56% per annum, considering the date of signing the agreement.

(ii) Subleases - Stores - IFRS 16

The Company, due to sublease agreements for third parties in some of its stores, recognized the present value of short- and long-term receivables, which are equal in value and term to the cash outflows of the lease liability cash flows of the contracts called “resale stores”. The impact on lease liabilities is reflected in the group “Leases - Shops & Kiosks and Real Estate”.

The amount of the Company’s sublease revenue for the year ended December 31, 2024 is R$ 62,109 (R$ 67,021 in 2023).

Lease liabilities

	2024	2023

LT Amazonas(i)	324,152	327,820
Sale of towers (leaseback)(ii)	1,606,644	1,679,221
Other (iii)	124,451	147,051
Subtotal	2,055,247	2,154,092

Other leases: (iv)
Leases – Network Infrastructure	5,491,602	5,476,509
Leases - Shops & kiosks & real estate	1,332,983	958,981
Leases - Land (Network)	2,417,834	2,793,441
Leases – Fiber	1,278,180	873,752
Subtotal leases IFRS 16	10,520,599	10,102,683
Total	12,575,846	12,256,775

Current portion	(1,629,698)	(1,808,740)
Non-current portion	10,946,148	10,448,035

The amount of interest paid in the year ended December 31, 2024 related to IFRS 16 was R$ 1,175,350 (R$ 1,122,523 in 2023).

In 2024, the amount of R$ 287 million (R$ 238 million in 2023) was paid, referring to fines applied related to the decommissioning process of sites.

Changes to the lease liabilities are shown in note 37.

The table below presents the future payment schedule for the agreements in force, representing the estimated disbursements (nominal values) in the signed agreements. These nominal balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value:

	LT Amazonas	Sale of towers and leaseback	Other	Leases – Network infrastructure	Leases - Shops & kiosks & real estate	Leases - Land (Network)	Leases Fiber	Total
Nominal values	542,937	3,075,652	153,224	9,232,398	2,305,808	4,036,184	1,579,910	20,926,113
2025	74,511	297,546	40,408	1,246,517	295,002	521,220	513,429	2,988,633
2026	61,254	288,333	35,230	1,153,897	274,193	468,539	352,538	2,633,984
2027	61,254	288,333	30,269	1,081,123	250,607	440,574	316,473	2,468,633
2028	61,254	288,333	23,068	1,017,362	218,621	418,571	280,337	2,307,546
2029	61,254	288,333	13,865	896,085	182,918	374,170	117,133	1,933,758
>2030	223,410	1,624,774	10,384	3,837,414	1,084,467	1,813,110	-	8,593,559

Present value	324,152	1,606,644	124,451	5,491,602	1,332,983	2,417,834	1,278,180	12,575,846

i) LT Amazonas

In 2013, the Company executed agreements for the right to use the infrastructure of companies that operate electric power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the assets are ready to operate. The contracts provide for monthly payments to the electric power transmission companies, adjusted annually at the IPCA.

The discount rate used to calculate the present value of the installments due is 14.44% per annum, considering the signing date of agreements with transmission companies.

ii) Sale and leaseback of Towers

The Company entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for an amount of approximately R$ 3 billion, and a Master Lease Agreement (“MLA”) for part of the space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provided for the towers to be transferred in tranches to ATC, due to the need to meet certain conditions precedent.

In total, 5,873 towers were transferred, being 54,336 and 5,483 in the years 2017, 2016 and 2015, respectively. This transaction resulted totaled R$ 2,651,247, of which R$ 1,088,390 was recorded as deferred revenue and will be amortized over the period of the contract (Note 23).

The discount rates used at the date of the transactions, ranging from 11.01% to 17.08% per annum, were determined based on observable market transactions that the Company (the lessee) would have to pay on a similar lease and/or loan.

(iii) Other leases:

Besides the aforementioned lease agreements, the Company also has tower lease agreements that are part of the lease obligations under the agreement with tower companies.

The present value, principal and interest value on December 31, 2024 for the above contracts was estimated month-to-month, based on the Company’s average incremental borrowing rate of 11.88% (13.63% in 2023).

(iv) It is substantially represented by lease transactions in transmission towers in the scope of IFRS 16.

Low-value or short-term leases

The lease amounts considered low-value or short-term (less than 12 months) were recognized as rental expenses and totaled R$ 30,050 on December 31, 2024 (R$ 32,037 on December 31, 2023).